UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INVESTMENTS FUNDS, INC.

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May     , 2008

Dear Contract Owner:

We are asking for your support of a set of important proposals affecting your investment in the Small-Cap Equity Fund (the “Fund”), an investment portfolio of the GE Investments Funds, Inc. (the “Company”).

A Special Meeting (the “Meeting”) of the shareholders of the Fund will be held on June __, 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof. Although separate accounts of Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (together, the “Insurance Companies”) are the only shareholders of the Fund, as an owner of record of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Fund, you have the right to instruct your Insurance Company as to the manner in which shares of the Fund attributable to your variable contract should be voted.

At the Meeting, shareholders of the Fund will be asked to consider a number of important proposals pertaining to a plan intended to improve the Fund. Although there are numerous items to consider, they all relate to the proposed restructuring of the Fund into a multi-manager fund with several sub-advisers, and the modernization of various investment policies for the Fund. The primary potential advantages associated with a restructured Fund, as discussed in the proxy material, would be additional investment capacity, exposure to different investment styles, greater diversification and exposure to different managers. The attached proxy materials describe the proposals in detail and the reasons behind their submission for approval to the shareholders of the Fund.

As a contract owner, you are being asked to provide your voting instructions on each proposal. The Company’s Board of Directors has concluded that these proposals are in the best interest of contract owners invested in the Fund.

For more information about these proposals, please take the time to review the attached proxy materials and vote now. The Company’s Board of Directors unanimously recommends that you vote in favor of each proposal.

•	To ensure that your vote is counted, please mark your vote on the enclosed Voting Instruction Form.

•	Sign and mail your Voting Instruction Form promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please do not hesitate to contact the Fund toll free at 1-[            ].

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GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE     , 2008

To owners of a variable annuity contract or variable life insurance contract (each, a “variable contract”) issued by Genworth Life and Annuity Insurance Company or Genworth Life Insurance Company of New York (together, the “Insurance Companies”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:

Notice is hereby given that a special meeting (the “Meeting”) of the shareholders of the Small-Cap Equity Fund (the “Fund”), an investment portfolio of the GE Investments Funds, Inc. (the “Company”), will be held on June     , 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

1. To approve a new sub-advisory agreement with one current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A.	a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;

B.	proposed new sub-adviser Champlain Investment Partners, LLC;

C.	proposed new sub-adviser GlobeFlex Capital, LP; and

D.	proposed new sub-adviser SouthernSun Asset Management, Inc.

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

3. To approve the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

4. To approve the amendment of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Separate accounts of the Insurance Companies are the only shareholders of the Fund. However, the Insurance Companies hereby solicit and agree to vote the shares of the Fund attributable to the Insurance Companies and such separate accounts at the Meeting in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.

As a variable contract owner of record at the close of business on May     , 2008, you have the right to instruct your Insurance Company as to the manner in which shares of the Fund attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

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Your voting instructions on these proposals is important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important to us regardless of the number of shares it represents.

By Order of the Board of Directors

Jeanne M. La Porta
Secretary

Stamford, Connecticut

May , 2008

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GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

May     , 2008

PROXY STATEMENT

This Proxy Statement is being furnished on behalf of the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (together, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on May     , 2008 allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the Small Cap Equity Fund (the “Fund”), an investment portfolio of the Company. This Proxy Statement and attached materials are being mailed on or about May     , 2008.

Supplied with this Proxy Statement is a Voting Instruction Form for the owners of variable contracts to use to instruct the Insurance Company that issued their contract how to vote at the special meeting (the “Meeting”) of shareholders of the Fund and at any adjournment(s) or postponement(s) thereof. The Meeting is to be held on June     , 2008, at 3:00 p.m., Eastern time, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

At the Meeting, the shareholders of the Fund will be asked to vote on the following matters:

1. To approve a new sub-advisory agreement with one current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A.	a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;

B.	proposed new sub-adviser Champlain Investment Partners, LLC;

C.	proposed new sub-adviser GlobeFlex Capital, LP; and

D.	proposed new sub-adviser SouthernSun Asset Management, Inc.

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

3. To approve the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

4. To approve the amendment of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed May     , 2008, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

Copies of the Fund’s most recent Annual Report to shareholders, and the most recent Semi-Annual Report to shareholders succeeding the Annual Report, if any, will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling 1-[800-242-0134].

BACKGROUND ON THE PROPOSALS

What is the purpose of this special shareholder meeting?

GEAM and the Board propose to change the Fund from having a single sub-adviser to using multiple sub-advisers. The numerous proposals found in this Proxy Statement all are believed to be necessary to implement an arrangement with multiple sub-advisers. The additional proposals to modernize various investment policies, which should not have much effect on the day-to-day management of the Fund, are intended to bring those policies in line with changes that have been made to other funds advised by GEAM and to reflect developments and changes in the law and regulatory interpretations. GEAM also believes it would be appropriate to allow the proposed sub-advisers to manage assets under these revised investment policies.

THE BOARD OF DIRECTORS OF THE FUND

RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSALS

Why does GEAM propose changing from a single sub-adviser to multiple sub-advisers?

GEAM has, for well over a year with the assistance of an independent expert consulting firm, been considering and analyzing potential ways to restructure the Fund and the other small-cap oriented mutual funds it manages. The primary reason for considering whether and how to restructure the Fund relates to GEAM’s concerns about the capacity of the existing sole sub-adviser to manage the Fund’s assets together with all other funds and assets it manages with similar strategies. “Capacity” concerns relate to the limit on a small-cap manager’s ability to find and obtain positions in attractive investments. GEAM has on various occasions discussed the proposed restructuring with the Board. Although recent declines in the Fund’s assets from falls in stock prices have reduced the urgency of the capacity concerns, GEAM still believes it would be in the best interest of the Fund’s shareholders to effect the proposed restructuring. GEAM and the Board considered other alternatives, including closing the Fund to new investors, as well as changing to a new sub-adviser with greater capacity to accommodate management of the Fund’s assets. GEAM and the Board believe that the proposals in this Proxy Statement present the best available restructuring alternative for the Fund. On March 12, 2008, the Board, including the Directors of the Company that are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members” of the Company), approved the proposals in this Proxy Statement, and is recommending that the shareholders of the Fund also approve them.

GEAM believes that using multiple sub-advisers has the greatest potential to improve the Fund and to address many concerns it has with using the current single sub-adviser for this Fund. Many investment managers also believe that a “manager-of-managers” structure has important advantages. Here are the potential advantages seen by GEAM:

•

Capacity constraints. GEAM has found that investment managers with small-cap expertise typically have capacity constraints for their investment styles. Because the current sub-adviser is the sub-adviser to three mutual funds and manages certain other assets affiliated with GEAM, the total related assets managed by that sub-adviser may limit future growth and might interfere with optimal on-going management of the Fund.

•

Investment style variety. Many investment managers tend to employ a particular investment style or strategy, such as value, growth, core, fundamental research and other more specific characteristics such as expertise in particular sectors. By employing several sub-advisers, GEAM believes it can reduce exposure to a single style and a portion, perhaps a large portion, of the extra volatility that may be unique to that style.

•

Potentially greater diversification. Many active investment managers, particularly smaller ones, have a limited number of stocks they recommend and can follow closely. By increasing the number of investment managers responsible for the Fund’s portfolio (and by allocating a portion of the Fund’s assets to each) GEAM believes it is likely the total number of investments in the portfolio will increase, thereby improving the diversification of the Fund.

•

Exposure to different managers. Different investment managers have different strengths and weaknesses. If one manager suffers from underperformance or other concerns, the proposals in this Proxy Statement would allow GEAM the flexibility to allocate the Fund’s assets to stronger managers and more efficiently replace that manager if appropriate.

Some potential disadvantages of a multi-manager structure for the Fund could include (a) the inability of the Fund’s performance to keep up with the performance of a single style, such as growth, that may perform well under certain market conditions, (b) a more-consistent return that is less likely to achieve top relative return compared to other small-cap funds, and (c) one-time adjustments in the Fund’s portfolio that may result from adding new sub-advisers and reducing the portion of the Fund managed by the current sub-adviser.

Why does GEAM need to amend its advisory agreement with the Fund if only the sub-advisers would change?

GEAM currently pays the management fees charged by the current sub-adviser out of the advisory fees GEAM receives from the Fund. In order to have sufficient revenue from the Fund to compensate various sub-advisers, GEAM believes it needs to increase the advisory fees paid to it by the Fund. GEAM has negotiated what it believes are the most favorable available rates from the proposed new sub-advisers, which would collectively exceed the rates currently charged by the existing sub-adviser. Even with the proposed rate increase, the Board believes the overall advisory fee would be reasonable and compare favorably to other similar mutual funds.

Does the adoption of any proposal depend on the adoption of any other proposals or other events?

Proposals 1A through 1D, 2 and 3 all relate to the proposed multiple sub-adviser structure, none of which would be implemented unless all are approved. Proposals 4A through 4F concerning investment policies would be separately implemented.

GEAM serves as the investment adviser for two other small-cap mutual funds. An identical set of proposals is being made for those other funds. GEAM believes it is most efficient to manage all three small-cap funds in a similar manner, and to allow each proposed sub-adviser to manage those funds in a similar manner. In addition, GEAM believes that the combined assets of all three small-cap mutual funds, as well as any other small-cap assets to be managed using the multiple sub-advisers, would give GEAM greater efficiencies in supervising those sub-advisers and greater influence in its dealings with these and any future proposed sub-advisers, which may ultimately benefit the Fund. For that reason, Proposals 1A through 1D, 2 and 3 relating to the multiple sub-adviser structure, if approved for the Fund, would be implemented only if the same proposals are approved by the shareholders of the Small-Cap Equity Fund series of the GE Institutional Funds, which is a substantially larger fund. Proposals 4A through 4F concerning investment policies would be implemented regardless of whether they are adopted by the other mutual funds.

VOTING INFORMATION

General

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The series of shares of capital stock representing an interest in the Fund were registered with the SEC under the Securities Act of 1933 on April 28, 2000.

The Separate Accounts are the only shareholders of record of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company and each is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund. Each sub-account invests in a series of shares corresponding to an investment portfolio of the Company, such as the Fund, or another open-end management investment company (alternatively referred to in this proxy statement as a “mutual fund” or a “fund”).

Each Insurance Company will vote the shares of the Fund held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on June     , 2008 will be counted for purposes of voting at the Meeting.

The number of shares of capital stock in the Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If a Voting Instruction Form is received that does not specify a choice as to one or more proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal(s). Consistent with the foregoing, voting instructions with respect to a proposal to abstain and broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although each Insurance Company does not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to an Insurance Company at any time prior to the Meeting by notifying the Insurance Company in writing: [                ].

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of the Fund held by their respective Separate Accounts at the Meeting. Instead, each Insurance Company, in its sole discretion, will vote the shares of the Fund held by its Separate Accounts at the Meeting after consideration of such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by each Insurance Company.

Contract owners have three options for submitting voting instructions:

1.	Internet – the enclosed Voting Instruction Form includes directions for contract owners to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each contract owner’s Voting Instruction Form. Contract owners who cast their votes via the internet do not need to mail their Voting Instruction Form.

2.	Telephone – the enclosed Voting Instruction Form includes directions for contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each contract owner’s Voting Instruction Form. Contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3.	Mail – Contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Company encourage contract owners to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Contract owners may revoke their voting instructions at any time prior to the close of business on June     , 2008 by submitting a properly executed later-dated Voting Instruction Form or by submitting written notice to the Insurance Company that issued their variable contract or to the Secretary of the Company.

The Fund will bear the cost of preparing and printing the Proxy Statement and other proxy materials and the Insurance Companies will bear the cost of soliciting Voting Instructions from contract owners, including the cost of mailing the Proxy Statement and other proxy materials and tabulating the voting instructions.

Shareholder Information

The Fund currently has two classes of shares outstanding, namely Class 1 and Class 4 shares. As of the close of business on the Record Date, the Fund had the following number of issued and outstanding shares:     ,        ,        .         shares of Class 1 and 829.19 shares of Class 4 (collectively, the “Outstanding Shares”). The Separate Accounts are the only shareholders of record. As of the Record Date, except as set forth in Exhibit C to the Proxy Statement, there were no contract owners who beneficially owned a 5% or greater voting interest in the Fund. As of the Record Date, officers and directors of the Company together beneficially owned (i.e., as owners of variable contracts) less than 1% of the Fund’s shares.

Quorum

The presence, in person or by proxy, of the holders of one-third of the Outstanding Shares constitutes a quorum for the Meeting. However, because the Separate Accounts are the holders of record of all the Outstanding Shares, the Company expects all such shares to be present at the Meeting.

Vote Required

Approval of each proposal, including each of the sub-proposals, requires the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares, or (2) 67% or more of the shares present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares are present at the Meeting. Each proposal, including each sub-proposal, will be voted on separately. The approval of Proposals 1A through 1D, 2 and 3 are contingent upon the approval of all of them. The approval of Proposals 4A through 4F are not contingent upon the approval of any other proposal or sub-proposal.

Adjournments

It is possible that the Company may propose to the Insurance Companies one or more adjournments of the Meeting. Any such adjournment will require an affirmative vote by the holders of a majority of the Outstanding Shares present (in person or by proxy) at the Meeting. Each Insurance Company will vote upon such adjournment after consideration of the best interests of all owners of its variable contracts invested in the Fund.

PROPOSALS 1A THROUGH 1D

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH PALISADE CAPITAL MANAGEMENT

LLC, AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS WITH CHAMPLAIN INVESTMENT

PARTNERS, LLC; GLOBEFLEX CAPITAL, LP; AND SOUTHERNSUN ASSET MANAGEMENT, INC.

The Proposals

The Board, including the Independent Board Members, has approved, and recommends that the shareholders of the Fund approve: (i) a new sub-advisory agreement (the “New Sub-Advisory Agreement”) to replace the current sub-advisory agreement with Palisade Capital Management, LLC (“Palisade”), the Fund’s current sole sub-adviser, which will result in an increase in the sub-advisory fee rate paid by GEAM to Palisade; and (ii) the adoption of New Sub-Advisory Agreements between GEAM and each of the following proposed sub-advisers to each serve as a sub-adviser to the Fund: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. (each a “New Sub-Adviser” and collectively, the “New Sub-Advisers”). As further explained below, the proposed increase in the sub-advisory fee rate paid by GEAM to Palisade reflects GEAM’s desire to compensate Palisade in line with the range of compensation to be paid to the New Sub-Advisers to the Fund, as part of an overall portfolio management restructuring plan for the Fund. The form of the proposed New Sub-Advisory Agreement in substantially final form is attached as Exhibit A.

The four proposals are as follows:

1A.	Approve a New Sub-Advisory Agreement with Palisade, the current sole sub-adviser;

1B.	Approve a New Sub-Advisory Agreement with Champlain Investment Partners, LLC;

1C.	Approve a New Sub-Advisory Agreement with GlobeFlex Capital LP; and

1D.	Approve a New Sub-Advisory Agreement with SouthernSun Asset Management, Inc.

Proposal 1A - Current Sub-Adviser – Palisade

The Fund is currently sub-advised only by Palisade, with its principal office at One Bridge Plaza, Fort Lee, New Jersey 07024, pursuant to a sub-advisory agreement between GEAM and the Company, on behalf of the Fund, and Palisade (the “Palisade Agreement”). Palisade is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was formed in 1995 to focus on managing small-cap strategies. Palisade has served as the sole sub-adviser since the Fund’s inception in April 2000. As of March 31, 2008, Palisade had over $2.6 billion in assets under management.

If the proposed New Sub-Advisory Agreement with Palisade is approved by the Fund shareholders, the current team of portfolio managers at Palisade will continue to manage a portion of the Fund’s assets. The Fund is currently managed by Jack Feiler, Jeffrey Schwartz and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Fund since its inception. Mr. Feiler is a founding principal of Palisade, and a member of the firm’s Investment Policy Committee. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995. Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004, and is a member of the firm’s Investment Policy Committee. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, Michigan, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal. Dennison T. (“Dan”) Veru, Executive Vice-President and Co-Chief Investment Officer of Palisade, has over 25 years of investment experience. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James & Associates. Prior thereto, Mr. Veru was associated with Mr. Feiler and other principals of Palisade from 1984 to 1992.

Additional information about Palisade, including the principal executive officers and directors of Palisade, and other investment companies with similar investment objectives to that of the Fund for which Palisade provides investment management services, is provided in Exhibit C.

Current Sub-Advisory Agreement with Palisade

Pursuant to the Palisade Agreement, Palisade furnishes investment sub-advisory services in connection with the management of the Fund, subject to the supervision and oversight of GEAM as the adviser of the Fund. Under the terms of the Palisade Agreement, and subject to the supervision and of oversight of GEAM as the adviser of the Fund, Palisade has agreed to, among other things, (1) provide a continuous investment program for the Fund’s assets, including investment research and management, (2) manage the investment and reinvestment of all the assets in the Fund from time to time, (3) place purchase and sell orders for the Fund’s investments, (4) consult with GEAM from time to time regarding market strategy and the Fund’s portfolio characteristics, and (5) provide services in accordance with the Fund’s investment objective, policies and restrictions.

The table below shows the compensation payable to Palisade under the Palisade Agreement for sub-advisory services performed by Palisade, as well as the date of that agreement, and the date on which that agreement was last submitted to shareholders for approval.

Palisade Agreement Date	Date Agreement Was Last Submitted to Shareholders	Sub-Advisory Fee Annual Rate
March 16, 2000	Not applicable. Agreement in place upon inception of Fund.	First $25 million — 0.450%; Next $50 million — 0.400%; Next $100 million — 0.375%; and Amounts over $175 million — 0.350%.

The table below sets forth the total fees paid by GEAM to Palisade for sub-advisory services performed by Palisade during the Fund’s most recently ended fiscal year, as noted:

Fiscal Year Ended	Compensation paid by GEAM to Palisade with Respect to Fund	Effective Sub-Advisory Rate
December 31, 2007	$492,094	0.40%

If Proposals 1A through 1D are approved, although the advisory fee rate would increase, the total fees actually paid in the future to Palisade by GEAM would decrease substantially due to the reduction in assets managed by Palisade.

Proposed New Sub-Advisers

GEAM’s recommendations to the Board concerning the proposed New Sub-Advisers were based on an extensive analysis by GEAM, with the assistance of a well-known independent investment consulting firm. A selection process resulted in a more-detailed analysis of 19 remaining potential sub-advisers including Palisade. This list of potential sub-advisers was further narrowed through additional due diligence by GEAM, which involved on-site visits, in-person interviews and the consideration of the history of each sub-adviser’s organization, its people and culture, its investment philosophy and process, its past performance, resources and compliance histories. GEAM also considered how each sub-adviser’s style and portfolio could complement or contrast with the Fund’s other potential sub-advisers. After the conclusion of an extensive and careful selection process, and in consultation with the Board, GEAM proposed that the New Sub-Advisers serve as sub-advisers to the Fund. At a meeting held on March 12, 2008, the Board, including the Independent Board Members, unanimously approved and voted to recommend to the shareholders of the Fund that they approve a New Sub-Advisory Agreement with each of the New Sub-Advisers. A discussion of the considerations and conclusions of the Board with respect to the following New Sub-Advisers is found below in the section entitled “Approval of the Proposed New Sub-Advisory Agreements by the Board and the Independent Board Members.”

Proposal 1B - Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”), with its principal office at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401, is a registered investment adviser that was formed in 2004 to focus on managing core small and mid-cap strategies. As of March 31, 2008, Champlain had over $1.4 billion in assets under management.

If the proposed New Sub-Advisory Agreement with Champlain is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Scott T. Brayman, CFA, who is the co-founder of Champlain. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to co-founding Champlain in 2004, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisors, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

A number of employees of Champlain, including the co-founders Mr. Brayman and Judith W. O’Connell, currently own 75% of the equity interests of Champlain, while the remaining 25% of Champlain is owned by Rosemont Partners I, LP, a private equity fund managed by Rosemont Investment Partners, LLC (“Rosemont”). Pursuant to an agreement with Rosemont, it is anticipated that the employees of Champlain will acquire the remaining 25% of equity interest in Champlain from Rosemont Partners I, LP in October of 2008. Upon the closing of that transaction, Champlain will be 100% owned by its employees, with no single employee owning 25% or more of the equity interests of Champlain. Therefore, approval of this Proposal 1B will be deemed to include approval of the Proposed New Sub-Advisory Agreement with Champlain in the event: (1) the transaction closes and Champlain becomes 100% owned by its employees, with no single employee owning 25% or more of the equity interests of Champlain, or (2) the transaction does not close within one (1) year of the approval of this Proposal 1B, and 25% of equity interests of Champlain continues to be owned by Rosemont Partners I, LP.

Additional information about Champlain, including the principal executive officers and directors of Champlain, and other investment companies with similar investment objectives to that of the Fund for which Champlain provides investment management services, is provided in Exhibit D. Additional information about Rosemont Partners I, LP and Rosemont are also provided in Exhibit D.

Proposal 1C - GlobeFlex Capital, LP

GlobeFlex Capital, LP (“GlobeFlex”), with its principal office at 4365 Executive Drive, Suite 720, San Diego, California 92121, is a registered investment adviser that was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. As of March 31, 2008, GlobeFlex had over $7 billion in assets under management, and with over 70 clients.

If the proposed New Sub-Advisory Agreement with GlobeFlex is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Robert J. Anslow, Jr., who is the co-founder of GlobeFlex. Mr. Anslow is the Managing Partner and Chief Investment Officer at GlobeFlex and has more than 26 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Additional information about GlobeFlex, including the principal executive officers and directors of GlobeFlex is provided in Exhibit E.

Proposal 1D - SouthernSun Asset Management, Inc.

SouthernSun Asset Management, Inc. (“SouthernSun”), with its principal office at 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119, is a registered investment adviser that was formed in 1989 to focus on both U.S. and international value small and mid-cap companies, serving the institutional marketplace. As of March 31, 2008, SouthernSun had over $1.275 billion in assets under management.

If the proposed New Sub-Advisory Agreement with SouthernSun is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Michael W. Cook, CFA, who is the founder of SouthernSun. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun and has more than 20 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Additional information about SouthernSun, including the principal executive officers and directors of SouthernSun, and other investment companies with similar investment objectives to that of the Fund for which SouthernSun provides investment management services, is provided in Exhibit F.

Material Terms of the Proposed New Sub-Advisory Agreements

The proposed New Sub-Advisory Agreements are similar to the existing sub-advisory agreement with Palisade. Although each New Sub-Advisory Agreement will provide the same general responsibilities as the Palisade Agreement, as described earlier, there would exist a few differences, as follows: (1) each New Sub-Advisory Agreement would make clear that the New Sub-Adviser and Palisade will manage only a portion of the Fund’s assets, which can be reallocated in GEAM’s discretion; (2) the New Sub-Advisory Agreement contains more specifics about the various policies, procedures and restrictions that apply to each New Sub-Adviser and Palisade; (3) a New Sub-Adviser and Palisade would be obligated to notify GEAM with respect to pricing problems with portfolio securities; (4) unless instructed otherwise by GEAM, a New Sub-Adviser and Palisade would be obligated to vote proxies for portfolio holdings in accordance with the New Sub-Adviser’s proxy voting policy and in the best interests of the Fund’s shareholders; (5) a New Sub-Adviser and Palisade may not consult with other sub-advisers to mutual funds advised by GEAM; (6) a New Sub-Adviser and Palisade would be obligated to cooperate with the Company’s Chief Compliance Officer for compliance-related matters, and to maintain a compliance program required under applicable law; (7) a New Sub-Adviser and Palisade would be specifically required to cooperate with the Board in providing information needed by the Board in determining whether to renew the New Sub-Advisory Agreement on an annual basis; (8) a New Sub-Adviser and Palisade would not be liable for losses except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or for a breach of fiduciary duty with respect to its fees; (9) GEAM would indemnify a New Sub-Adviser and Palisade for losses under certain circumstances; (10) each New Sub-Advisory Agreement would have an initial two-year term with annual renewals thereafter, except for Palisade’s New Sub-Advisory Agreement, which would continue on its current annual term; and (11) the Board or a majority of the Fund’s outstanding shares may terminate a New Sub-Advisory Agreement on 60 days’ prior notice.

Proposed New Sub-Advisory Fees

Due to breakpoints in fee schedules, the fee rates under the proposed New Sub-Advisory Agreements for all New Sub-Advisers and Palisade will vary based on the assets allocated to each New Sub-Adviser. If the New Sub-Advisers and Palisade had served as sub-advisers to the Fund under the respective New Sub-Advisory Agreement for the past fiscal year of the Fund ended December 31, 2007, and each New Sub-Adviser and Palisade managed GEAM’s currently targeted portion of the Fund’s assets, the total annual fee rate paid to all New Sub-Advisers and Palisade on a combined basis is estimated by GEAM to have been 0.574%, which is higher than the current sub-advisory fee rate paid to Palisade. Shareholders are also being asked in a separate proposal (which is Proposal 1A) to approve a New Sub-Advisory Agreement for Palisade, which would represent an increase in the management fee rate paid by GEAM to Palisade. GEAM currently pays the sub-advisory fee to Palisade out of GEAM’s advisory fee. GEAM would also pay the sub-advisory fees to the New Sub-Advisers out of its advisory fee. Increases in sub-advisory fees result in increased expenses for the Fund only indirectly to the extent of the increase in GEAM’s advisory fee as described in Proposal 2.

Approval of the Proposed New Sub-Advisory Agreements by the Board and the Independent Board Members

The Board met on March 12, 2008 (the “March 12th Meeting”) to consider the various proposals described in this Proxy Statement related to the restructuring of the Fund into a mutual fund with multiple sub-advisers. GEAM had mentioned the potential restructuring to the Board on various occasions over the prior year, but had not submitted a formal proposal until that meeting. Provided below is a description of the Board’s considerations related to the approval of the New Sub-Advisory Agreements with each New Sub-Adviser and Palisade.

In advance of the meeting, the Board received materials relating to the proposals, and had the opportunity to ask questions and request additional information in connection with their consideration. The materials detailed, among other things, the performance history of the Fund, the Fund’s current sub-advisory fee structure, information about each proposed New Sub-Adviser and its respective professional staff, and information detailing each proposed New Sub-Adviser’s investment philosophy, experience and expertise in small-cap equity investments and in servicing institutional clients.

At the March 12th Meeting, representatives of GEAM explained and discussed with the Board the specific reasons why GEAM recommended the addition of each New Sub-Adviser and responded to questions raised by the Board.

In approving the New Sub-Advisory Agreements, the Board, including the Independent Board Members, advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by Palisade and expected to be provided by the proposed New Sub-Advisers. In its deliberations, the Board did not identify any single factor that was dispositive and each Director may have attributed different weights to the various factors. In connection with its deliberations, the Board considered the information provided by GEAM and each proposed New Sub-Adviser in advance of the meeting as well as the information, presentations and discussions that occurred at the March 12th Meeting.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the New Sub-Advisory Agreements are discussed separately below.

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services provided by Palisade and expected to be provided by the New Sub-Advisers. The Board, including the Independent Board Members, concurred that each has provided or is expected to provide satisfactory and high quality advisory services to the Fund.

In connection with its consideration of these services specifically, the Board focused on its past experience with Palisade and GEAM’s report of its diligent review of the New Sub-Advisers, assisted by information from the independent consulting firm engaged by GEAM and the results of GEAM’s analysis.

In each case, the Board believes the quality of the services is related in part to: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of strategies they manage. In light of the foregoing, the Board, including the Independent Board Members, concluded that the services provided by Palisade and expected to be provided by the New Sub-Advisers would be satisfactory, of high quality, and would have the potential to benefit the Fund.

Complimentary Investment Styles

The Board then considered the proposed variety of investment styles, as represented by the combination of Palisade and the New Sub-Advisers, in the proposed multi-manager structure. The Board reviewed GEAM’s presentation detailing each New Sub-Adviser’s investment style, and noted that SouthernSun would represent a value style approach and GlobeFlex would represent a growth style approach to small-cap investments. The Board further noted that both Champlain and Palisade would represent a core style approach to small-cap investments. The Board engaged in a discussion with GEAM’s management regarding the benefits to the Fund of employing several sub-advisers with different investing styles, noting that exposures to various investment styles can complement one another with respect to the Fund’s overall performance, especially when one style is out of favor or excessively volatile.

Investment Performance of the Sub-Advisers

The Board considered the investment performance of Palisade and the New Sub-Advisers. The Board reviewed detailed comparisons of the performance with the relevant securities indices and peer groupings prepared by independent sources, with respect to various periods. The Board also engaged in detailed discussions with GEAM and each of the New Sub-Advisers, about the sub-advisers investment processes, focusing on the Fund’s investment objective, the number and experience of portfolio management and supporting personnel, and the investment style and approach employed. The Board, including the Independent Board Members, discussed the extent to which the expected investment approaches would be consistent with GEAM’s articulated long-term approach and overall investment philosophy and considered how Palisade would fit into the overall allocation strategy with the New Sub-Advisers. The Board noted Palisade’s periods of underperformance, recognizing that a substantial portion of the underperformance occurred in 2003 and that more recent performance has shown relative improvement.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fees with Palisade and each New Sub-Adviser had been negotiated at arm’s-length, and that GEAM used its influence with respect to the total assets it proposes to provide to each of Palisade and the New Sub-Advisers to obtain what it regards as the most favorable reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets. Given the arm’s-length nature of the initial arrangements, the Board did not examine the specific levels of profitability for each New Sub-Adviser.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to sub-advisory fees because GEAM will pay Palisade and the New Sub-Advisers out of its advisory fee received from the Fund. For that reason, this consideration is most relevant for consideration of GEAM’s proposed advisory fee in Proposal 2.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services provided to the Fund by Palisade and the New Sub-Advisers, and the fees charged to GEAM for those services. The Board reviewed information concerning the expected fee and expense ratio for the Fund, and comparative information with respect to similar products. They discussed that, in all cases, these figures were very competitive with applicable peer group averages. The Board, including the Independent Board Members, concluded that, based on this information, the sub-advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered other actual and potential financial benefits that Palisade and the New Sub-Advisers may derive from their relationship with GEAM and the Fund, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board does not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the Independent Board Members, concluded that the proposed sub-advisory fee rates are reasonable in relation to the services expected to be provided to the Fund. In view of these facts, the Board, including the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Interests of Fund’s Directors and Officers in the Proposal

None of the current Directors or officers of the Fund currently holds an office with, or is employed by, Palisade or the proposed New Sub-Advisers, or has purchased or sold securities or ownership interests of Palisade or the New Sub-Advisers, their parents, or subsidiaries during the Fund’s most recently completed fiscal year.

Implementation

If approved by shareholders, the New Sub-Advisers will assume responsibility for the day-to-day management of the Fund, along with Palisade, as soon as practicable following shareholder approval of Proposals 1A through 1D, 2 and 3.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of Proposals 1A through 1D.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE MANAGEMENT FEE RATE PAID BY THE FUND TO GEAM

Background

The Board, including the Independent Board Members, has approved, and recommends that shareholders approve, an amendment to the Fund’s Investment Advisory and Administration Agreement (the “Advisory Agreement”) with GEAM which would result in an increase in the management fee rate paid by the Fund to GEAM under the Advisory Agreement and would add provisions relevant for implementing the multiple sub-adviser structure (amended as proposed, the “Amended Agreement”). The amendment to the Advisory Agreement in substantially final form and the Advisory Agreement is attached as Exhibit B. The proposed increase in the management fee rate reflects the need to have sufficient compensation available to GEAM to attract and retain highly qualified sub-advisers for the Fund at rates that are greater than the single sub-adviser rate negotiated with Palisade in 1998. As a result, the increase in the management fee rate would bring the compensation of GEAM closer in line with the compensation of its peer group averages. By way of comparison to peer group data, the Board reviewed the December 2007 data from Lipper, Inc., an independent third party provider (“Lipper”), which reflected a universe average annual rate that is lower than the proposed management fee rate in the Amended Agreement (0.853% compared to 0.95%).

Current Advisory Agreement

GEAM, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905, currently serves as the Fund’s investment manager pursuant to the Advisory Agreement on behalf of the Fund. GEAM is registered as an investment adviser under the Advisers Act. GEAM is a wholly owned subsidiary of the General Electric Company (“GE”). GE’s headquarters are located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. Pursuant to the Advisory Agreement, GEAM provides investment advisory and related management and administrative services to the Fund, including the supervision of the Fund’s sub-adviser(s).

Additional information about GEAM, including the principal executive officers and directors of GEAM, and other investment companies with similar investment objectives to that of the Fund for which GEAM provides investment management services, is provided later in this Proxy Statement under “Additional Information About GEAM”.

Under the terms of the Advisory Agreement, and subject to the supervision and direction of the Fund’s Board, GEAM has agreed to, among other things, (1) provide a continuous investment management program for the Fund, (2) determine from time to time what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. In performing these services, GEAM will comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish. GEAM is permitted under the Advisory Agreement, to delegate all or a portion of its duties under the Advisory Agreement.

Under the current Advisory Agreement between GEAM and the Company, on behalf of the Fund, GEAM receives a management fee from the Fund. The Fund is charged an annual management fee rate of 0.80% of its average daily net assets. The management fee is paid out of the Fund’s assets and therefore is borne by the Fund’s shareholders. Out of the management fees that GEAM receives, GEAM in turn compensates the Fund’s current sub-adviser Palisade for providing day-to-day advisory services to the Fund. The Advisory Agreement, which is dated March 16, 2000, has been in effect since the Fund’s inception and was most recently renewed by the Fund’s Board at a meeting held on December 12, 2007. During the fiscal year ended December 31, 2007, the Fund paid GEAM $985,089 in management fees pursuant to that Advisory Agreement.

Proposed Amendments to the Advisory Agreement

Amended Fee Rate

If shareholders of the Fund approve this Proposal 2, the Fund will amend the Advisory Agreement’s fee schedule as reflected in the table below, which compares the Fund’s current management fee rate and the proposed new management fee rate:

Current Annual Management Fee Rate	Proposed New Annual Management Fee Rate
0.80%	0.95%

Additional Responsibilities

The Amended Agreement would impose additional express duties on GEAM appropriate for the proposed multiple sub-adviser structure. The key additional responsibilities include reviewing current and proposed sub-advisers as well as assessing whether to retain or terminate any such sub-adviser, and for what fee rate and other terms. If the multiple sub-adviser structure is adopted as proposed, GEAM would have responsibility for allocating the Fund’s assets among the New Sub-Advisers and Palisade and any future sub-advisers for purposes of seeking to achieve the Fund’s investment objective of long-term growth of capital. GEAM’s allocation decisions would be based on its view of the securities markets (particularly for small-cap companies) and the relative performance, strategy, style and outlook for each sub-adviser. GEAM will also carefully supervise each sub-adviser’s portfolio activities for compliance and allocation purposes. GEAM will be responsible for supervising the cash flow into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among the sub-advisers.

Such additional responsibilities will be managed by a team of investment professionals led by David Wiederecht at GEAM. Mr. Wiederecht is an Executive Vice President – Investment Strategies at GEAM, and has more than 20 years of investment management experience. Mr. Wiederecht is currently responsible for leading GEAM’s strategic and tactical asset allocation efforts with respect to assets managed by GEAM, including GE’s pension and benefit plans. Prior to his current role, Mr. Wiederecht was the Managing Director – Alternative Investments at GEAM, where he had portfolio management responsibilities for various private equity and real estate investment strategies, including oversight over investments in hedge funds. Prior to joining GEAM in 1988, Mr. Wiederecht held various positions throughout GE.

Comparative Information

The tables below contrast the Fund’s operating expenses (including the management fee) restated for the Fund’s 2007 fiscal year end under the current Advisory Agreement, with what the Fund’s pro forma operating expenses would have been for the same year if the Amended Agreement had been in place for that year.

	Actual Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses[6] (as a percentage of average net assets)
Management Fees:
All Classes	0.80%	0.95%

Distribution and Service (12b-1) Fees:
Class 1	None	None
Class 4	0.45%	0.45%

Other Expenses:[1,2]
Class 1	0.08%	0.12%
Class 4[3]	0.08%	0.12%

Acquired Fund Fees and Expenses:[4]
All Classes	0.01%	0.01%

Total Annual Fund Operating Expenses:
Class 1	0.89%	1.08%
Class 4	1.34%	1.53%

Fees Reimbursed by (Reimbursed to) the Adviser:[5]
All Classes	—	—

Net Annual Fund Operating Expenses:
Class 1	0.89%	1.08%
Class 4	1.34%	1.53%

[1]	The expense information for Class 1 shares has been restated to reflect additional expenses that the share class is expected to incur in the current fiscal year.
[2]

“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses incurred by the Fund are allocated pro rata among the share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the Independent Board Members. Fund specific expenses, such as custodial fees, registration fees, auditing fees and transfer agent fees, are allocated to the Fund as it incurs such expenses pro rata based on assets across share classes.

[3]

Because no Class 4 shares were outstanding during the 2007 fiscal year, the expense information in the table for Class 4 shares is based on the Class 1 shares restated expenses for the current fiscal year.

[4]

“Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including exchange-traded funds (ETFs) and the GE Funds – GE Money Market Fund (the “GE Money Market Fund”), which serves as the cash sweep vehicle for the Fund effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended December 31, 2007 to reflect estimated fees anticipated to be incurred in connection with the Fund’s investment in the GE Money Market Fund and are based on the Fund’s average monthly cash positions during the most recent fiscal year.

[5]

GEAM will waive a portion of its management fee for the Fund in an amount equal to the management fees paid on the Fund’s cash holdings invested in the GE Money Market Fund, if any. This amount is less than 0.01% for the Fund, as is reflected as dashes (–) in the above table.

[6]

The “Other Expenses” under the Pro Forma Annual Fund Operating Expenses includes the estimated one-time costs of preparing and printing this Proxy Statement and other proxy materials, which shall be borne by the Fund.

The tables below contrast expense examples based on the Fund’s operating expenses for the 2007 fiscal year under the Fund’s current Advisory Agreement, with expense examples based on what the Fund’s operating expenses would have been for the same year if the Amended Agreement had been in effect for that year. The example is intended to illustrate the impact on the total expenses of the management fees under the Fund’s current Advisory Agreement as contrasted with the management fees under the proposed Amended Agreement.

Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same:

If you redeem your share at the end of the period, your costs would be:

	Actual Fund Operating Expenses as of December 31, 2007:				Pro Forma Fund Operating Expenses as of December 31, 2007:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class 1	$91	$285	$496	$1,103	$110	$335	$578	$1,275
Class 4	137	426	737	1,619	156	475	817	1,550

If the Amended Agreement had been in effect during the fiscal year ended December 31, 2007, GEAM would have received $1,167,596 as its management fee, with respect to the Fund. The percentage difference and dollar amount difference between the amount that GEAM received during the fiscal year ended December 31, 2007, and the amount that it would have received during the same period if the Amended Agreement had been in effect is 18.5% and $182,507, respectively.

Matters Considered by the Board

The Board met on March 12, 2008 to consider a recommendation and proposal by GEAM to amend the existing Advisory Agreement between GEAM and the Company, on behalf of the Fund, for the purposes described above.

GEAM had mentioned the potential restructuring to the Board on various occasions over the prior year, but had not submitted a formal proposal until the materials prepared for the Board’s review in advance of that meeting. That proposal, which includes this Proposal 2, was unanimously approved by the Board, including the Independent Board Members.

The Board, including the Independent Board Members, considered and unanimously approved amending the Advisory Agreement to increase the fee rate and to provide for the multiple sub-adviser structure. The Board noted that the basis for its renewal of the current Advisory Agreement with GEAM on December 12, 2007 would remain the basis for the approval of the Amended Agreement, subject to new consideration of the higher fee rate proposed and a multiple sub-adviser structure. The discussion provided below refers to the Board’s prior renewal of the Advisory Agreement and addresses the amendment that would be effected by the Amended Agreement.

In considering whether to approve the Amended Agreement, the Board, including the Independent Board Members, considered and discussed a substantial amount of information and analysis provided by GEAM. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by Lipper.

Before approving the Fund’s Advisory Agreement, the Board members reviewed the proposed continuance of the Advisory Agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The Independent Board Members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The Independent Board Members and their independent legal counsel requested, and received and considered, additional information from GEAM following that session.

In advance of the meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of this Advisory Agreement in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in their oral presentations, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser’s investment process.

In reaching their determinations relating to continuance of the Fund’s Advisory Agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Provided

The Board members reviewed the services provided by GEAM, and the Board members, including the Independent Board Members, found that the high quality advisory and administrative services performed by GEAM continue to be satisfactory.

In connection with their consideration of GEAM’s services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing a sub-adviser’s activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

The Board noted the significant additional responsibilities associated with selecting and managing the New Sub-Advisers, designing and supervising the Fund’s new strategy of allocating assets among those Sub-Advisers employing different management styles, and other duties that would be required for a multiple sub-adviser structure, as described above with respect to the Amended Agreement. The Board expects that these additional services also will be of a high quality and should benefit the Fund.

In light of the foregoing, the Board members, including the Independent Board Members, concluded that the high quality of advisory and administrative services provided by GEAM continue to be satisfactory.

Investment Performance of the Fund

The Board members previously considered the investment performance of the Fund for various periods. However, in considering the Amended Agreement and the new multiple sub-adviser structure, the Board focused on GEAM’s proposed investment approach for the Fund and information from GEAM about the potential for the new structure to improve consistency of performance but with less ability to match the top performing styles for any given period given the blend of styles inherent in a multiple sub-adviser structure.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board previously considered the cost of the services provided by GEAM. In that review the Board reviewed the information it had requested from GEAM concerning its profitability from the fees and the services provided to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and noted the fact that GEAM, and not the Fund, would pay the sub-advisory fees to the multiple sub-advisers. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the Independent Board Members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the fee rate under the Amended Agreement and noted that a substantial portion of the increase would be consumed by higher fee rates charged to GEAM by the various New Sub-Advisers, and the same likely would be true with respect to any sub-adviser that would replace a New Sub-Adviser if that change were to occur. The consensus of the Board was that GEAM’s profitability from the fee rate increase would not be materially affected and likely would remain at a similar reasonable level.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale

The Board previously considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

The Board noted that certain of the New Sub-Advisers had agreed to modest break points in their fees for larger asset levels, whereas GEAM’s proposed fee does not have a break-point. As noted above, the Board was comfortable that GEAM’s general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher fee rate for lower asset levels.

Comparison of Services to be Rendered and Fees to be Paid

The Board previously discussed the services provided to the Fund by GEAM, and the fees charged for those services under the Advisory Agreement. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund’s figures were within the applicable peer group range. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the SEC’s interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the Independent Board Members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board noted that the proposed fee under the Amended Agreement would exceed the Lipper peer group average. The Board’s consensus was that this higher fee rate still compares favorably to the applicable peer group given the high quality of services and the multiple sub-adviser structure.

Fall-Out Benefits

The Board previously considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

The Board agreed that this prior view has not been affected by the proposed fee and structure change.

Conclusion

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Board Members, concluded that the proposed advisory fee rate and projected total expense ratios are reasonable in relation to the services provided to the Fund. They also concluded more recently that the proposed fee rate change and multiple sub-adviser structure would be in the best interests of the Fund and its shareholders.

Implementation

If approved by shareholders, the increased management fee rate will be implemented as soon as practicable, following shareholder approval of this Proposal 2 and Proposals 1A through 1D and 3.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of this Proposal 2.

PROPOSAL 3

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT

WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND

REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background

GEAM currently serves as the investment adviser and administrator of the Fund, pursuant to an investment advisory agreement between GEAM and the Company, on behalf of the Fund. The Advisory Agreement with the Company, on behalf of the Fund, is dated March 16, 2000. The terms of the current Advisory Agreement are discussed in Proposal 2.

If GEAM delegates its portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Fund, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and GEAM to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement before implementation. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

Although at this time the Fund has not yet filed an application with the SEC for an Order, the Fund expects to file such an application if the Rule is not adopted in the near future.

Employment of the “manager of managers” arrangement by GEAM and the Fund is contingent upon either (1) receipt of an Order from the SEC, or (2) the adoption of the Rule by the SEC, and upon approval of such an arrangement by the Fund’s shareholders. Neither GEAM nor the Fund can assure shareholders that the SEC will either grant an Order or adopt the Rule. Because the Board called the Meeting to seek shareholder approval of Proposals 1A through 1D and 2, the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit GEAM, as the Fund’s investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend existing and new sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing GEAM to employ existing and new sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a “manager of managers” arrangement should it seek to amend an agreement with an existing sub-adviser or to approve any new sub-adviser for the Fund in the future. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of “Manager of Managers” Arrangement.”

The process of seeking shareholder approval is administratively expensive to the Fund, and may cause delays in executing changes that the Fund’s Board and GEAM have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund’s shareholders). If shareholders approve the policy authorizing a “manager of managers” arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint new unaffiliated sub-advisers, in instances in which the Board and GEAM believe that the appointment would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the proposed “manager of managers” arrangement, the Board would oversee any sub-adviser selection process to help ensure that the interests of shareholders invested in the Fund are protected whenever GEAM would seek to select a new sub-adviser or modify a sub-advisory agreement. Specifically, the Board would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser and the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations. To the extent GEAM retains, and the Fund’s Board approves, one or more sub-advisers for the Fund, GEAM would bear the cost of the sub-advisory fees payable to any such sub-adviser, as is the case currently for Palisade and proposed for the New Sub-Advisers.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit investment advisory fees paid by the Fund to GEAM to be increased without shareholder approval, which is the purpose of Proposal 2; or (2) diminish GEAM’s responsibilities to the Fund, including GEAM’s overall responsibility for the portfolio management services furnished by its sub-advisers. Until receipt of an Order from the SEC or the adoption and effectiveness of the Rule, GEAM will enter into new sub-advisory agreements only with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to an existing sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information as required by the Order or the Rule, as applicable.

If this Proposal 3 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for GEAM to enter into any new sub-advisory agreement or to amend any existing sub-advisory agreement with respect to the Fund.

Board Approval Of “Manager Of Managers” Arrangement

At a meeting held on March 12, 2008, the Board, including the Independent Board Members of the Fund, unanimously approved the use of the “manager of managers” arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same. In evaluating this arrangement, the Board considered various factors and other information, including the following:

1. A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and GEAM believe that such appointment would be in the best interests of the Fund and its shareholders;

2. GEAM would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objective and investment strategies and analyzing the performance of the sub-adviser; and

3. No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of this Proposal 3.

PROPOSALS 4A THROUGH 4F

APPROVAL OF AMENDMENT OF CERTAIN

FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

Background

The Fund operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in the Prospectus and the SAI for the Fund. The Fund’s investment policies are classified as either “fundamental” or “non-fundamental.” Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a shareholder vote. In contrast, those investment policies that are not fundamental may be changed by the Board without shareholder approval.

Proposals 4A through 4F, which may also be referred to as sub-proposals of Proposal 4, are intended to modernize the Fund’s fundamental investment policies by amending certain of its fundamental investment policies. Shareholders are being asked to vote separately on each of Proposals 4A through 4F. If a sub-proposal is approved by the Fund’s shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved sub-proposal will take effect when the Fund’s Prospectus or Statement of Additional Information is updated to reflect the changes. If the shareholders of the Fund fail to approve any sub-proposal in this Proposal 4, the current investment policy or policies contained in that sub-proposal will remain in effect for the Fund.

Benefit to the Fund of Changes in Fundamental Investment Policies

Changes to the Fund’s fundamental investment policies as proposed in the sub-proposals of this Proposal 4 should benefit the Fund and its shareholders for the following reasons:

First, each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. The Fund’s fundamental investment policies reflect policies in effect for other funds of the Company at the time of the Fund’s inception, which date back to the 1980s. Since the 1980s, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state securities laws and regulations to which the Fund was subject in the past are no longer applicable to mutual funds. As a result, the Fund remains subject to several fundamental investment policies that are more restrictive than are necessary or desirable. Modernizing the Fund’s fundamental investment policies generally would allow the Fund to take advantage of changes in financial markets and new investment vehicles and generally enable the Fund to operate more efficiently within the limits of the 1940 Act.

Second, the proposed changes would not affect the Fund’s investment objective or its current investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which the Fund is currently being managed.

Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

Fourth, GEAM currently serves as the investment adviser to a number of other mutual funds that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental policies of the Fund with the fundamental policies of these other funds, GEAM’s monitoring of compliance with the stated policies would become more streamlined and efficient.

Board Approval of Proposed Changes to the Fund’s Fundamental Investment Policies

At a meeting held on March 12, 2008, the Board reviewed these proposed changes to the Fund’s fundamental investment policies. The Board concluded that the ability of GEAM to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced and that investment management opportunities should be increased by the proposed changes. As a result, the Board concluded that it would be in the best interests of the Fund and its shareholders to make the changes to the Fund’s fundamental investment policies described in Proposals 4A through 4F and the Board approved seeking shareholder approval of these changes.

Proposal 4A: Amend the Fund’s Policies on Senior Securities

The 1940 Act requires a mutual fund to have a fundamental investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Borrowing money and investing in certain types of securities or other investments that entail small amounts of debt (or other financial obligation), such as short sales, margin requirements for certain options and futures transactions, and reverse repurchase agreements, typically would not violate the general prohibition on issuing senior securities.

The changes proposed under this Proposal 4A are largely for the purpose of simplifying the existing policies and making them consistent with the other mutual funds managed by GEAM. The Fund currently is subject to fundamental investment policies on issuing senior securities that prohibit it from making short sales or purchasing securities on margin (except as described below under Current Policies below). The proposed amendment would continue to permit the Fund to make certain investments that otherwise might be deemed senior securities, such as investments in reverse repurchase agreements, options and futures contracts (e.g., purchase securities on a “when issued” or delayed delivery basis), to the extent that such investments are permitted by the 1940 Act, the rules thereunder or by interpretations of the SEC staff. It would also continue to permit the Fund to engage in certain borrowings to the extent that they are consistent with the Fund’s fundamental policy on borrowing as described in Proposal 4D below. By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Fund the maximum amount of flexibility to make such investments and engage in certain borrowings, in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Fund. To the extent the Fund in the future increases its investments in transactions that resemble senior securities, in accordance with the policy as proposed, the Fund will be subject to the risks associated with investments in senior securities, including, but not limited to, credit quality risk, interest rate risk and risks associated with short sales and margin purchases agreements, as well as certain of the risks discussed in Proposal 4D with respect to borrowings to the extent they are considered senior securities.

Accordingly, the Board believes that approval of Proposal 4A would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on issuing senior securities be amended as follows:

Current Policies	New Policy
The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

The Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Fund.

Proposal 4B: Amend the Fund’s Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in real estate. The Fund currently is subject to a fundamental investment policy prohibiting it from purchasing or selling real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

It is proposed that the current fundamental policy regarding real estate be revised to clarify the policy’s restriction with respect to real estate investments and conform the articulation of this policy to that of other mutual funds managed by GEAM. Specifically, the proposed policy would continue to generally restrict the Fund from investing in real estate, however, it would permit the Fund to: (1) (a) invest in mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages; (b) purchase securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., real estate investment trusts); (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business; (d) acquire real estate or interests in real estate securing an issuer’s obligations, (e) invest in real estate limited partnerships; and (2) make such other investments in real estate as otherwise permitted by applicable law.

The proposed fundamental policy on investing in real estate will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in certain real estate-related securities, or acquire very small direct interests in real estate, when that type of investment is otherwise consistent with the Fund’s investment objective and principal strategies. Furthermore, the proposed policy will permit the Fund to acquire real estate or interests in real estate that secure the obligations of an issuer of a security held by the Fund (e.g., as in the case of default of an issuer), and to otherwise hold and sell real estate acquired by the Fund as a result of its ownership of a security. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect their management at this time.

Accordingly, the Board believes that approval of Proposal 4B would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on real estate investments be amended as follows:

Current Policy	New Policy
The Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.	The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

Proposal 4C: Amend the Fund’s Policy on Making Loans

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. Currently, the Fund is subject to a fundamental policy that prohibits the Fund from making loans of assets or money except through (a)

purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

It is proposed that the Fund’s fundamental policy be revised to permit the Fund to lend money or portfolio securities to the extent that the lending is consistent with the 1940 Act. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of its total asset value.

As proposed, the policy would restrict the Fund from lending its assets or money, except: (a) by purchasing debt obligations; (b) through loans of cash or securities as permitted by applicable law; (c) by entering into repurchase agreements; (d) by investing in financial futures contracts and options on financial futures contracts; and (e) as otherwise permitted by applicable law.

This change would give the Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with its investment objective. In addition, the Fund would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the Fund. At the same time, lending assets or money increases the Fund’s exposure to the risks associated with these activities. The Fund might experience a delay in receiving collateral to secure a loan, or a delay in recovery of loaned money or securities if the borrower defaults. To mitigate these risks, however, procedures are in place to ensure that borrowers of securities are creditworthy and that when necessary the loans are fully collateralized.

Accordingly, the Board believes that approval of Proposal 4C would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on making loans be amended as follows:

Current Policy	New Policy
The Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

Proposal 4D: Amend the Fund’s Policy on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a fundamental policy on borrowing money. The restrictions on borrowing money are designed to protect fund shareholders by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has potential obligations that exceed the amount that the fund paid for the investment. For example, borrowing money to make an investment is a way in which a fund may make use of leverage. The Fund’s policy on borrowing is closely related to its policies on senior securities in as much as borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may borrow to leverage an investment, as described above. Second, a fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Third, a fund may need to borrow to pay for securities because it does not have available cash. Fourth, certain types of securities transactions, such as entering into reverse repurchase agreements, certain swap agreements and certain dollar rolls might be construed to entail borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

The Fund currently is subject to a fundamental investment policy that prohibits it from borrowing money, except that the Fund may enter into reverse repurchase agreements, and except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

The proposed amendment would liberalize the Fund’s policy on borrowing. Under the proposed policy, the Fund would be restricted from borrowing money, except that the Fund would be permitted to: (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) purchase securities and other investments on margin to the extent permitted by applicable law; (e) engage in dollar rolls and other similar transactions; and (f) as is otherwise permitted by applicable law. To the extent the Fund increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give the Fund the flexibility to engage in certain securities transactions that might be construed as entailing “borrowing” and would permit the Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing the current policy also would permit greater consistency in managing the Fund’s portfolio when such borrowings are necessary for the efficient management of the Fund’s assets.

Accordingly, the Board believes that approval of Proposal 4D would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on borrowing be amended as follows:

Current Policy	New Policy
The Fund may not borrow money, except that the Fund may enter into reverse repurchase agreements, and except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

Proposal 4E: Amend the Fund’s Policies on Diversification

The 1940 Act requires a mutual fund to adopt a fundamental investment policy regarding diversification. As a diversified mutual fund, the Fund currently is subject to fundamental investment policies whereby the Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. Furthermore, the Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions.

The proposed policy is proposed largely to conform the wording of the Fund’s policy to that of other mutual funds managed by GEAM for ease of administration and interpretation, and is not expected to have any immediate impact on the day-to-day management of the Fund. It is proposed that the Fund’s current fundamental policies regarding diversification be amended so that (a) the Fund may not invest more than 5% of its total assets in the securities (other than Government Securities and securities issued by other investment companies) of a single issuer, except that up to 25% of the total assets of the Fund may be invested without regard to this limitation; and (b) the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation. The securities of a foreign government and its agencies, however, will not be treated as a single issuer for purposes of this restriction. The proposed amendment is consistent with the requirements of the 1940 Act and would provide the Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act, thereby giving GEAM the flexibility it believes is needed to take greater advantage of investments it believes are especially attractive. This proposal does not seek to change the Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund; however, to the extent that the Fund takes a larger position in any one issuer, the appreciation or depreciation of the stock of such issuer may have a greater impact on the net asset value of the Fund, which may, in turn, affect the performance of the Fund.

Accordingly, the Board believes that approval of Proposal 4E would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on investments in the securities of any one issuer be amended as follows:

Current Policies	New Policy

The Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Proposal 4F: Amend the Fund’s Policy on Commodities

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in commodities. The Fund currently is subject to a fundamental investment policy whereby the Fund may not invest in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts).

It is proposed that the current fundamental policy regarding commodities be revised to allow the Fund to purchase and sell commodities to the extent permitted by applicable law. The proposed fundamental policy on commodities will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in various types of commodities and commodities contracts. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time.

Accordingly, the Board believes that approval of Proposal 4F would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on commodities be amended as follows:

Current Policy	New Policy
The Fund may not invest in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) [...].	The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of each of Proposal 4A through 4F.

ADDITIONAL INFORMATION ABOUT GEAM

Information about GEAM

GEAM, located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of the Fund. GEAM is a wholly-owned subsidiary of GE and a registered investment adviser. As of March 31, 2008, GEAM had approximately $182 billion of assets under management, of which more than $23 billion was invested in mutual funds.

Set forth below are the names, titles and principal occupations of the directors and executive officers of GEAM. Unless otherwise indicated, the address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
James W. Ireland III	President, Chief Executive Officer and Director	None	President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Paul M. Colonna	Director, Executive Vice President and President – Fixed Income	None	Executive Vice President of GEAM since March 2007; President – Fixed Income at GEAM since March 2007; Senior Vice President – Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President – Structured Products at GEAM from March 2002 to March 2005.

Michael J. Cosgrove	Director, Executive Vice President and President – Mutual Funds	Chairman of the Board of Directors and President	Executive Vice President of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE), since February 1997; President and Chief Executive Officer – Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Kathryn D. Karlic	Director, Executive Vice President and President – Institutional Sales	None	Executive Vice President of GEAM since March 2004; President – Institutional Sales and Marketing at GEAM since March 2007; President – Fixed Income at GEAM from March 2004 to March 2007; Senior Vice President – Fixed Income at GEAM from April 2002 to March 2004.

Ralph R. Layman	Director, Executive Vice President and President - International Equities	None	Executive Vice President of GEAM since 1993; President, International Equities at GEAM since March 2007; Executive Vice President – International Equity Investments at GEAM from 2000 to March 2007; Executive Vice President – International Equity Investments of GEIC from 1993 – 2000 (when GEIC was merged into GEAM); Senior Vice President – International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989 – 1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Matthew J. Simpson	Director, Executive Vice President and General Counsel & Secretary	Director and Executive Vice President	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Judith A Studer	Director, Executive Vice President and President – U.S. Equities	None	Executive Vice President of GEAM since July 2006; President – U.S. Equities since June 2007; President - Investment Strategies at GEAM from March 2007 to June 2007; Executive Vice President – Investment Strategies from July 2006 to June 2007; Senior Vice President – International Equities of GEAM from 1995 to July 2006; Senior Vice President – Domestic Equities of GEAM from 1991-1995; Vice President – Domestic Equities from 1987-1991.

Donald W. Torey	Director, Executive Vice President and President – Alternative Investments	None	Director of GEAM since 1993; Executive Vice President of GEAM since 1997; President – Alternative Investments of GEAM since March 2007; Director of GEIC from 1993 – 2000 (when GEIC was merged into GEAM); Executive Vice President – Alternative Investments of GEIC from 1997 – 2000; Executive Vice President – Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager – Mergers and Acquisitions Finance for GE from 1989 – 1993; Vice President – Private Placements of GEIC from 1988 – 1989.

John J. Walker	Director, Executive Vice President and Chief Operating Officer	None	Chief Operating Officer of GEAM since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999- 2000 (when GEIC was merged into GEAM).

David Wiederecht	Executive Vice President – Investment Strategies	None	Executive Vice President – Investment Strategies at GEAM since February 2008; Managing Director - Alternative Investments at GEAM from 2004-2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998-2004.

GEAM’s Management of Funds with Similar Objectives

GEAM manages other two other mutual funds with investment objectives that are the same as the Fund, each with objectives to seek long-term growth of capital by investing primarily in equity securities of small-cap companies. The following table discusses the size of each similarly managed fund, the compensation earned by GEAM for each such fund, and applicable waivers, reductions or fee reimbursement arrangements between each such fund and GEAM.

Name of Fund	Size of Fund as of March 31, 2008	Compensation to GEAM	Applicable Waivers, Reductions or Fee Reimbursement Arrangements
GE Funds – GE Small-Cap Equity Fund	$62 million	0.70%	Pursuant to an expense limitation agreement (the “Agreement”), GEAM has agreed to limit the Fund’s “Other Expenses” on an annualized basis to 0.75% through January 29, 2009. Expenses borne by GEAM pursuant to this Agreement may be reimbursed by the Fund up to three years from the date the expense was incurred.

GE Institutional Funds – Small-Cap Equity Fund	$658 million	First $25 million – 0.70% Next $25 million – 0.65% Over $50 million – 0.60%	N/A

Amounts Paid to Affiliates

The Distributor

GE Investment Distributors, Inc. (“GEID”), 3001 Summer Street, Stamford, Connecticut 06905, acts as the principal distributor of the shares of the Fund. GEID is a wholly owned subsidiary of GEAM. The Fund did not pay GEID any Rule 12b-1 fees for the fiscal year ending December 31, 2007, nor did the Fund pay any brokerage commissions on portfolio transactions for the Fund to GEID or any other affiliated broker-dealer during that fiscal year.

Affiliated Service Provider

GENPACT Limited (“GENPACT”)(formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Fund with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM. For the fiscal year ending December 31, 2007, GENPACT received $1,954 from the Fund.

Continuation of Services

The services provided by GEID and GENPACT to the Fund are expected to continue whether or not shareholders approve Proposal 2.

ADDITIONAL INFORMATION ABOUT THE COMPANY

Interests of Fund’s Directors and Officers in the Proposal

Set forth below are the names, titles and principal occupations of the directors and officers of the Company. None of the directors or officers of the Fund own securities or otherwise have a material direct or indirect interest in GEAM or a person controlling, controlled by or under common control with GEAM. Unless otherwise indicated, the address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905.

Name	Position(s) Held with the Company	Position(s) Held with GEAM	Principal Occupations
Michael J. Cosgrove	Chairman of the Board of Directors and President	Executive Vice President and Director	Executive Vice President of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE), since February 1997; President and Chief Executive Officer – Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Matthew J. Simpson	Director and Executive Vice President	Executive Vice President, Director and General Counsel & Secretary	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

John R. Costantino	Independent Director	None	General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

William J. Lucas	Independent Director	None	Vice President and Treasurer of Fairfield University since 1983.

Robert P. Quinn	Independent Director	None	Retired since 1983 from Salomon Brothers Inc.

Scott H. Rhodes	Treasurer	Manager of Mutual	GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE

		Funds Operations	Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller – Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Jeanne M. La Porta	Vice President and Secretary	Senior Vice President & Deputy General Counsel	Senior Vice President and Deputy General Counsel at GEAM since October 2007; Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from September 2003 to October 2007 and Secretary since October 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Robert S. Herlihy	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer of GEAM and the GE Mutual Funds since July 2005; Manager of Fund Administration at GEAM from March 2002 to July 2005; Manager - Investment Company Services Group of PricewaterhouseCoopers LLP from August 1999 to March 2002.

OTHER INFORMATION

Reports to Shareholders

Copies of the Fund’s most recent annual report to shareholders, and most recent semi-annual report to shareholders, if any, will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, or by calling 1-[800-242-0134].

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 3001 Summer Street, Stamford, Connecticut 06905. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Other Business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

EXHIBIT A

Exhibit A

Form of Proposed New Sub-Advisory Agreement

GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of                     , 2008, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE INVESTMENTS FUNDS, INC., a Virginia Corporation (“Company”), on behalf of the SMALL-CAP EQUITY FUND (“Fund”), a series of the Company, solely with respect to Section 13(b) of this Agreement, and [NAME OF SUB-ADVISER], a [name of state] company (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated March 16, 2000 (“Advisory Agreement”) with the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Company;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Directors, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”).

The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company, the Fund or GEAM in any way or otherwise be deemed an agent of the Company, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Directors of the Company (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Company’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Company’s Certificate of Incorporation and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (2) the Constituent Documents, (3) all investment guidelines, policies, procedures or directives of the Company or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (4) the 1940 Act and the rules promulgated thereunder, (5) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (6) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (1), (2) or (3) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Advisers Act, (3) the provisions of the 1934 Act, and (4) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Company are the property of the Company and further agrees to surrender the same to GEAM or the Company upon GEAM’s or the Company’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Company’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Company as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company and its directors and officers, including the Company’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Company’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Company, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(2)	submit to the Board for its consideration and approval, annually (and at such other times as the Company may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(3)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(4)	permit GEAM and the Company and its directors and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Company to compliance risks or lead to a violation by the Company, GEAM or the Sub-Adviser of the federal securities laws;

(5)	provide GEAM, the Company and its directors and CCO with such certifications regarding compliance as may be reasonably requested; and

(6)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Company and its directors and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Company to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated in each of the most current Post Effective Amendment to the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

(d) The Sub-Adviser will provide GEAM with a minimum investment management capacity of [$         million] in the aggregate, to provide investment advisory services on behalf of the small-cap equity mutual funds (including the Fund) managed by GEAM and sub-advised by the Sub-Adviser.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify GEAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or GEAM for any loss suffered by the Fund, the Company or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(1) GEAM’s breach of its duties under this Agreement; or

(2) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Company agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Company harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(1) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(2) Sub-Adviser’s breach of its duties under this Agreement; or

(3) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Company’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Company and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Company or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Company, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Company receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name:
Title:

GE INVESTMENTS FUNDS, INC., ON BEHALF OF SMALL-CAP EQUITY FUND, A SERIES OF GE INVESTMENTS FUNDS, INC., SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name:
Title:

[NAME OF SUB-ADVISER]

BY:
Name:
Title:

EXHIBIT A

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEES SCHEDULE]

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by GEAM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

EXHIBIT B

Exhibit B

Form of Proposed Amendment to the Investment Advisory and Administration Agreement

AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

GE INVESTMENTS FUNDS, INC.

SMALL-CAP EQUITY FUND

GE ASSET MANAGEMENT INCORPORATED

THIS AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (this “Amendment”) is made as of                     , 2008, between GE ASSET MANAGEMENT INCORPORATED (“GEAM”) and GE INVESTMENTS FUNDS, INC. (the “Company”) on behalf of its Small-Cap Equity Fund (the “Fund”).

W I T N E S S E T H:

WHEREAS, the Company and GEAM are parties to an Investment Advisory and Administration Agreement (the “Agreement”) dated as of March 16, 2000, pursuant to which GEAM serves as the investment adviser for the Fund; and

WHEREAS, capitalized terms used in this Amendment not defined herein shall have the respective meanings given to them in the Agreement; and

WHEREAS, the Company and GEAM desire to amend the Agreement to reflect the additional responsibilities of GEAM with respect to multiple sub-advisers managing a portion of the Fund’s portfolio, as well as an increase in the advisory fee payable by the Company to GEAM under such Agreement; and

WHEREAS, this Amendment has been approved in the requisite manner by the board of directors of the Company (the “Board”) and approved by the shareholders of the Fund.

NOW, THEREFORE, the parties hereby agree as follows:

1. Section 2 of the Agreement is hereby amended to add the following services to be provided by GEAM:

(f) GEAM agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-advisers to provide investment advisory services for the portion of the Fund’s portfolio specified by GEAM and on terms and conditions, including but not limited to the compensation payable to any such sub-advisers, approved in the manner provided by applicable law and any exemptive order to which the Company or GEAM is subject.

EXHIBIT B

(g) GEAM agrees to direct the allocation of the Fund’s assets (or no assets) among any such sub-adviser based on GEAM’s view of the securities market (particularly for small-cap companies), the relative performance, strategy, style, outlook and other considerations related to each sub-adviser.

(h) GEAM agrees to supervise the investments and other transactions made by any such sub-advisers on behalf of the Fund for compliance and allocation purposes, subject to the ultimate supervision and direction of the Board.

(i) GEAM agrees to supervise the cash flows into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among any sub-advisers and the assets managed by them.

(j) GEAM agrees to supervise the actions of any sub-advisers with respect to voting proxies for the Fund and responding to other corporate actions related to the Fund’s portfolio holdings, complying with the proxy voting policies of the Fund, filing Section 13 ownership reports for the Fund, and other actions taken by them on behalf of the Fund as specified from time to time by GEAM.

2. Section 3 of the Agreement is hereby amended to add the following paragraph:

In any case in which there are two or more sub-advisers responsible for providing investment advice to the Fund, GEAM may enter into a transaction on behalf of the Fund with a sub-adviser of the Fund (or an affiliated person of such sub-adviser) in reliance on Rule 10f-3, Rule 17a-10, or Rule 12d3-1 under the 1940 Act, only if (i) GEAM is responsible for providing investment advice with respect to a portion of the portfolio of the Fund, the assets of which portion are involved in the contemplated transaction, and (ii) the sub-adviser is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

EXHIBIT B

3. Section 5 of the Agreement is hereby amended and restated to read as follows:

Section 5. Compensation. In consideration of services rendered and the expenses paid by GEAM pursuant to this Agreement, the Company will pay GEAM on the first business day of each month a fee calculated as a percentage of the average daily net assets of the Fund during the previous month at the annual rate of 0.95%.

For the purpose of determining fees payable to GEAM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

4. The Agreement, except as expressly amended hereby, shall continue in full force and effect.

[Remainder of page intentionally left blank.]

EXHIBIT B

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT as of the day and year first above written.

GE INVESTMENTS FUNDS, INC.

By:
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

GE ASSET MANAGEMENT INCORPORATED

By:
Name:	Matthew J. Simpson
Title:	Executive Vice President

EXHIBIT B

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

GE INVESTMENTS FUNDS, INC.

SMALL CAP VALUE EQUITY FUND

GE ASSET MANAGEMENT INCORPORATED

Agreement made as of March 16, 2000 between GE ASSET MANAGEMENT INCORPORATED (“GEAM”) and GE INVESTMENTS FUNDS, INC. (the “Company”) on behalf of its Small Cap Value Equity Fund (the “Fund”).

RECITALS

The Company is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund, organized as a series company as defined in Rule 18f-2 under the 1940 Act, currently has eleven classes of Capital Stock outstanding, each representing an interest in a different investment portfolio of the Company. The Fund is one such portfolio.

GEAM is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Company wishes to retain GEAM to serve as investment adviser and administrator to the Fund and GEAM wishes to serve in this capacity.

Section 1. Appointment

The Company hereby appoints GEAM as investment adviser and administrator with respect to the Fund’s assets for the period and on the terms set forth in this Agreement. GEAM accepts this appointment and hereby agrees to render the services herein set forth for the compensation herein provided.

Subject to the approval of the Board and to other applicable legal requirements, GEAM may enter into any advisory or sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEAM’s responsibilities listed herein.

EXHIBIT B

Section 2. Services as Investment Adviser and Administrator

(a) Subject to the oversight and supervision of the Company’s board of directors (the “Board”), GEAM agrees to provide a continuous investment program for the Fund’s assets, including investment research and management. GEAM will determine from time to time what investments will be purchased, retained or sold by the Fund. GEAM will place purchase and sale orders for the Fund’s investments. GEAM will provide services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Company’s current Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”).

(b) The Company has furnished or will furnish GEAM with copies of the Registration Statement, its articles of incorporation and by-laws as currently in effect and agrees during the continuance of this agreement to furnish GEAM with copies of any amendment or supplements thereto before or at the time such amendments or supplements become effective. GEAM may rely on all documents furnished to it by the Company.

(c) Subject to the oversight and supervision of the Board, GEAM agrees to serve as administrator to the Company and the Fund and, in this capacity, will: (i) insure the maintenance of the books and records of the Fund (including those required to be maintained or preserved by Rules 31a-1 and 31a-2 under the 1940 Act); (ii) prepare reports to shareholders of the Fund, (iii) prepare and file tax returns for the Fund, (iv) assist with the preparation and filing of reports and the Registration Statement with the Securities and Exchange Commission (the “Commission”), (v) provide appropriate officers for the Company, including a Secretary or Assistant Secretary, (vi) provide administrative support necessary for the Board to conduct meetings, and (vii) supervise and coordinate the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

(d) GEAM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this agreement.

(e) GEAM will keep the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Company from time to time with whatever information and reports that the Board reasonably requests as appropriate for this purpose.

EXHIBIT B

Section 3. Selection of Investments on Behalf of the Fund.

Unless otherwise set forth in the Registration Statement or directed by the Company, GEAM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEAM may consider the breadth of the market on the investment, the price of the security, the size and difficulty of the order, the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer’s “spread”, if any, for the specific transaction and on a continuing basis. GEAM may also consider brokerage and research services provided to the Fund and or other accounts over which GEAM or its affiliates exercise investment discretion. The Company recognizes the desirability of GEAM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Company than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Company, thus, authorizes GEAM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions or dealer spreads for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to GEAM’s determining in good faith that such commissions are reasonable in terms either of the particular transaction or of the overall responsibility of GEAM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to GEAM, or any affiliated person thereof or any investment advisory client thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

Section 4. Costs and Expenses.

GEAM will bear the cost of rendering the services it is obligated to provide under this Agreement and will provide the Company with all executive, administrative, clerical and other personnel necessary for the investment and administrative operations of the Fund and will pay salaries and other employment-related costs of employing these persons. GEAM will furnish the Company and the Fund with office space, facilities, and equipment and will pay the day-to-day expenses related to the operation of such space, facilities and equipment.

The Company or the Fund shall be responsible for paying all expenses that each may incur in its operation and all of the general administrative expenses allocable to each except those expressly assumed by GEAM above. These include, by way of description and not of limitation, any share redemption expenses, shareholder servicing costs (including allocable personnel and telephone expenses), the expenses of any shareholder servicing plan and/or distribution plan adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, the costs of

EXHIBIT B

custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting and distributing of a prospectus describing the Fund and supplements to that prospectus to regulatory authorities and the Fund’s shareholders; all expenses incurred in conducting meetings of the Fund’s shareholders and meetings of the Board relating to the Fund, including fees paid to members of the Board who are not interested persons of the Company; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Board or members of any advisory board or committee who are not interested persons of the Company; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; fees and expenses of legal counsel, including counsel to the members of the Board who are not interested persons of the Company and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums for coverage of property or personnel (including officers and Directors) of the Company; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

Section 5. Compensation.

In consideration of services rendered and the expenses paid by GEAM pursuant to this Agreement, the Company will pay GEAM at the beginning of each calendar month a fee that is accrued daily at the annual rate of .80% of the value of the Fund’s average daily net assets for the previous month. For the purpose of determining fees payable to GEAM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

Section 6. Services to Other Companies or Accounts.

(a) The Company understands and acknowledges that GEAM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts (“Other Accounts”) and the Company has no objection to GEAM’s so acting, so long as that when the Fund and any Other Account served by GEAM are prepared to invest in, or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund and the Other Account. In addition, the Trust understands and acknowledges that GEAM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Company with those to be sold or purchased for Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, are allocated in a manner believed by GEAM to be equitable to the Company and the Other Accounts. The Company recognizes that, in some cases, the above procedures may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

EXHIBIT B

(b) It is agreed that GEAM may use any supplemental investment research and other services provided by brokers or dealer obtained for the benefit of the Fund or the Company in providing investment advice to Other Accounts.

(c) The Company understands and acknowledges that the persons employed by GEAM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEAM or any affiliate of GEAM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Section 7. Continuance and Termination of the Agreement.

(a) This Agreement will become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement is terminable without penalty, by the Company on not more than 60 nor less than 30 days’ written notice to GEAM, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by GEAM on not more than 60 nor less than 30 days’ notice to the Company.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

Section 8. Limitation of Liability.

GEAM will exercise its best judgment in rendering the services described in this Agreement, except that GEAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEAM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Any person, even though also an officer, director, employee or agent of GEAM, who may be or become an officer, Director, employee or agent of the Company, will be deemed, when rendering services to the Company or acting on any business of the Company, to be rendering services to, or acting solely for, the Company and not as an officer, director, employee or agent, or one under the control or direction of, GEAM even though paid by GEAM.

EXHIBIT B

Section 9. Miscellaneous.

The Company recognizes that directors, officers and employees of GEAM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials “GE” or the words “General Electric” as part of their name, and that GEAM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEAM ceases to act as the investment adviser to the Company, the Company agrees that, at GEAM’s request, any license granted to the Company for the use of the initials “GE” will terminate and that the Company will cease and discontinue completely further use of such initials.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE INVESTMENTS FUNDS, INC.

By:	/s/ Michael J. Cosgrove
Name:	Michael J. Cosgrove
Title:	President

GE ASSET MANAGEMENT INCORPORATED

By:	/s/ Michael J. Cosgrove
Name:	Michael J. Cosgrove
Title:	Executive Vice President

Exhibit C

Additional Information About Palisade Capital Management LLC

Palisade Capital Management LLC (“Palisade”) is privately owned and independently managed by its principals, and has its main office of business at One Bridge Plaza, Fort Lee, New Jersey 07024.

Set forth below are the names and titles of the senior officers and principals of Palisade. Unless otherwise indicated, the address of each individual is the same as the principal office of Palisade.

Name	Title
Martin L. Berman*	Chairman and Principal

Steven E. Berman*	Vice Chairman and Principal

Jack Feiler*	President and Chief Investment Officer and Principal

Jeffrey D. Serkes*	Chief Operating Officer and Principal

Dennison T. Veru*	Executive Vice President and Co-Chief Investment Officer and Principal

Brian K. Fern	Chief Financial Officer

Bradley R. Goldman	General Counsel and Chief Compliance Officer

*	Indicates a 10% or greater holder of voting ownership interests in Palisade

Palisade currently serves as sub-adviser to the GE Institutional Small-Cap Equity Fund, a series portfolio of the GE Institutional Funds, and the GE Small-Cap Equity Fund, a series portfolio of the GE Funds, both of which have the same investment objective and is managed in a substantially similar manner to the Fund. As of March 31, 2008, the GE Institutional Small-Cap Equity Fund had approximately $658million in assets, and the GE Small-Cap Equity Fund had approximately $62 million in assets. For its sub-advisory services to the GE Institutional Small-Cap Equity Fund, Palisade receives compensation based on the average daily net assets of the fund at the following annual rates: 0.350% of the first $200,000,000; 0.325% of the next $100,000,000; and 0.300% in amounts in excess of $300,000,000, payable on a monthly basis. For its sub-advisory services to the GE Small-Cap Equity Fund, Palisade receives compensation based on the average daily net assets of the fund at the following annual rates: 0.450% of the first $25,000,000; 0.400% of the next $50,000,000; 0.375% of the next $100,000,000; and 0.350% in amounts in excess of $175,000,000, payable on a monthly basis. In the past, Palisade has not waived or reduced its compensation with respect to the management of either fund.

Palisade does not execute portfolio transactions through affiliated brokers. Palisade may direct client orders to broker-dealers in recognition of research and/or order execution services furnished by them, within the Section 28(e) “Safe Harbor” of the Securities Exchange Act of 1934.

C-1

Exhibit D

Additional Information About Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) has its principal office located at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401.

Set forth below are the names and titles of the senior officers and partners of Champlain. Unless otherwise indicated, the address of each individual is the same as the principal office of Champlain.

Name	Title
Scott T. Brayman, CFA*	Managing Partner and Chief Investment Officer

Daniel Butler, CFA	Analyst / Partner

Van Harissis, CFA*	Analyst / Partner

Deborah R. Healey*	Trader / Partner

Mary E. Michel	Director of Consultant Relations / Partner

Wendy K. Nunez	Director of Compliance and Operations / Partner

Judith W. O’Connell*	Managing Partner / Chief Compliance Officer & Chief Operating Officer

David M. O’Neal, CFA*	Analyst / Partner

*	Indicates a 10% or greater holder of ownership interests in Champlain

Champlain currently serves as an investment adviser to the Champlain Small-Cap Fund, which has a similar investment objective to that of the Fund. As of March 31, 2008, the Champlain Small-Cap Fund had approximately $365,970,576 in assets. For its advisory services to the Champlain Small-Cap Fund, Champlain receives compensation in the amount of 0.90% of average net assets per annum, payable quarterly. Champlain does not currently waive its advisory fees with respect to the management of the Champlain Small-Cap Fund, but has agreed to limit the total operating expense of the Champlain Small-Cap Fund to 1.40% per annum.

Champlain has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its anticipated services as sub-adviser to the Fund, Champlain expects the dollar value of these benefits to be nominal. Champlain does not execute portfolio transactions through affiliated brokers.

D-1

Additional Information About Rosemont Partners I, LP

The principal offices of Rosemont Partners I, LP are located at 300 Conshohocken State Road, Suite 680, West Conshohocken, PA 19428.

The following persons are the senior officers of Rosemont Partners I, LP as of March 31, 2008:

Name	Title
Rosemont Investment Partners, LLC	General Partner

Charles B. Burkhart, Jr.	President

David Silvera	Vice President

Genie Logue	Vice President

Sam Schecter	Treasurer and Secretary

Melinda Bugg	Chief Administration Officer

As of March 31, 2008, the foregoing individuals also served as senior officers of Rosemont Investment Partners, LLC

D-2

Exhibit E

Additional Information About GlobeFlex Capital, LP

GlobeFlex Capital, LP (“GlobeFlex”) has its principal office located in 4365 Executive Drive, Suite 720, San Diego, California 92121.

GlobeFlex is primarily owned by its employees, with the Managing Partners Robert J. Anslow, Jr. and Marina L. Marrelli owning the controlling interests of GlobeFlex.

Set forth below are the names and titles of the senior officers and partners of GlobeFlex. Unless otherwise indicated, the address of each individual is the same as the principal office of GlobeFlex.

Name	Title
Robert J. Anslow, Jr.*	Managing Partner and Co-Founder, Chief Investment Officer

Andrew Mark	Partner, Portfolio Management/Research/Trading

Cherrie St. Germain	Partner and Co-Founder, Portfolio Management/Research

Jennifer O’Connell	Partner, Chief Financial Officer

Medy Papa	Partner and Co-Founder, Executive Advisor to Investment Operations

Marina Marrelli*	Managing Partner and Co-Founder, Chief Executive Officer, Client Services & Marketing Director

Laima M. Tumas	Chief Compliance Officer, Operations Technology Specialist

Noah D. Bretz	Partner, Client Service & Marketing

*	Indicates a 10% or greater holder of partnership interests in GlobeFlex.

GlobeFlex does not currently serve as an investment advisor to any mutual fund having a similar investment objective as the Fund.

In selecting broker-dealers, GlobeFlex may consider the value of research and additional brokerage products and services a broker-dealer has provided or may be willing to provide. This is known as paying for those products and services with “soft dollars.” The use of soft dollars by GlobeFlex generally satisfies the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. GlobeFlex does not execute portfolio transactions through affiliated brokers.

E-1

Exhibit F

Additional Information About SouthernSun Asset Management, Inc.

SouthernSun Asset Management, Inc. (“SouthernSun”) has its principal office located in 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. Unless otherwise indicated, the address of each individual is the same as the principal office of SouthernSun.

Name	Title
Michael W. Cook*	Chief Executive Officer / Chief Investment Officer and Member of Board of Directors

Andrew G. Taylor, CFA*	President and Member of Board of Directors

David A. Stevens	Director of Portfolio Administration and Trading

William P. Halliday	Chief Operating Officer/Compliance Officer

Earl W. Powell*	Member of Board of Directors

Marko Dimitrijevic*	Member of Board of Directors

David Gershman	Member of Board of Directors

*	Indicates persons who either directly or indirectly own 10% or greater of equity shares in SouthernSun.

SouthernSun currently serves as a sub-adviser to the New River Small-Cap Fund, an investment portfolio of the New River Funds, which has a similar investment objective to that of the Fund. As of March 31, 2008, the New River Small-Cap Fund had approximately $61.0 million in assets. For its advisory services to the New River Small-Cap Fund, SouthernSun receives compensation in the amount of 0.40% of average net assets per annum, payable monthly. SouthernSun, in conjunction with the Fund’s investment manager, New River Advisers, has agreed to limit the Fund’s operating expenses to 1.50%, which would effectively reduce the management fee payable to SouthernSun until the Fund’s AUM reaches a pre-determined level. As of March 31, 2008, this pre-determined asset level has not been reached.

SouthernSun does not have any formal soft dollar arrangements at this time. Although SouthernSun may receive research from brokers with whom it trades, SouthernSun does not have any commitment to utilize the research or research-related products from any broker-dealer or third party on a soft dollar commission basis. SouthernSun does not execute portfolio transactions through affiliated brokers.

F-1

GE INVESTMENTS FUNDS, INC. - SMALL-CAP EQUITY FUND

– VOTING INSTRUCTION FORM

Proxy for Special Meeting of Shareholders – June [10], 2008

This Voting Instruction Form is being solicited by the Board of Directors of GE Investments Funds, Inc. on behalf of the Small-Cap Equity Fund (the “Fund”) for a Special Meeting of the Shareholders of the Fund (the “Meeting”) to be held on June [10], 2008. The undersigned hereby appoints as proxies                          and                      each of them (with the power of substitution) (i) to vote as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this Voting Instruction Form.

Unless indicated to the contrary, this Voting Instruction Form shall be deemed to grant authority to vote “FOR” the proposals.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the Proxy Statement dated June [10], 2008, and this Voting Instruction Form.

Please mark, sign, date and return this Voting Instruction Form promptly in the enclosed envelope.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

GE INVESTMENTS FUNDS, INC. - SMALL-CAP EQUITY FUND

Proxy for Special Meeting of Shareholders – June [10], 2008

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call xxx-xxx-xxxx and provide the 12-digit control number found on the reverse side of this proxy card.

Please sign exactly as your name appears on the Voting Instruction Form. If the individual signing the card is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Voting Instruction Form should be signed by an authorized officer of the corporation. Please mark your vote on the reverse of this Voting Instruction Form.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this proxy card.
MAIL:

To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope or mail to: P.O. Box 238, Lyndhurst, NJ 07071.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

GE INVESTMENTS FUNDS, INC. - SMALL-CAP EQUITY FUND

CONTROL NUMBER

[ ]

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER

WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY [                        ], 2008, TO BE COUNTED.

To vote the proxy for all proposals in the same manner, please use the boxes below.
	FOR ALL	AGAINST ALL	ABSTAIN ALL

	☐	☐	☐

To vote each proposal separately, please use these boxes.

PROPOSALS	FOR	AGAINST	ABSTAIN

1. To approve a new sub-advisory agreement with one current sub-adviser, and new sub-advisory agreements with three proposed new sub-advisers, as follows:

A. a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;	☐	☐	☐

B. proposed new sub-adviser Champlain Investment Partners, LLC;	☐	☐	☐

C. proposed new sub-adviser GlobeFlex Capital LP; and	☐	☐	☐

D. proposed new sub-adviser SouthernSun Asset Management, Inc.	☐	☐	☐

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GEAM (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.	☐	☐	☐

3. To approve the use of a “manager of managers” arrangement whereby GEAM, the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.	☐	☐	☐

4. To approve the amendment of the following fundamental investment policies of the Fund:

A. To amend the Fund’s investment policies on senior securities.	☐	☐	☐

B. To amend the Fund’s investment policy on real estate investments.	☐	☐	☐

C. To amend the Fund’s investment policy on making loans.	☐	☐	☐

D. To amend the Fund’s investment policy on borrowing.	☐	☐	☐

E. To amend the Fund’s investment policy on diversification.	☐	☐	☐

F. To amend the Fund’s investment policy on commodities.	☐	☐	☐

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)